                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (   )

Check the appropriate box:

(   )  Preliminary Proxy Statement     (   )  Confidential, for Use of the
                                              Commission Only (as permitted by
( X )  Definitive Proxy Statement             Rule 14a-6(e)(2))

(   )  Definitive Additional Materials

(   )  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                                 Fuel-Tech N.V.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

( X )   No fee required.

(   )   Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

         (5) Total fee paid:

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
                                 FUEL-TECH N.V.

                 CASTORWEG 22-24, CURACAO, NETHERLANDS ANTILLES

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 2, 2005

                              --------------------


To the Shareholders of Fuel-Tech N.V.:

   The Annual Meeting (the "Meeting") of Shareholders of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), will be held Thursday, June 2, 2005, at the registered office of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. local time, to consider and vote on the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting is also enclosed.

     1. To approve the Annual Report of Management to Shareholders of Fuel Tech for the calendar year ended December 31, 2004 and the Financial Statements for that calendar year;

     2.   To elect eight (8) Managing Directors;

     3. To ratify the reappointment of Ernst & Young LLP as Fuel Tech's independent auditors for the year 2005; and

     4. To transact any other business that may properly come before the meeting or at any adjournment thereof.

   Only common shareholders of record at the close of business on June 1, 2005 are entitled to vote at the Meeting. The presence in person or by proxy of shareholders entitled to cast one-third of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

   The Annual Report is enclosed with this Notice of Meeting and Proxy
Statement.

FUEL-TECH N.V.
Charles W. Grinnell
Secretary
April 21, 2005


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

FOR INTERNET OR TELEPHONE VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE VOTING INSTRUCTION FORM.

   THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH REQUESTS SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF THE COMPANY SET OUT ABOVE UNDER "SHAREHOLDER PROPOSALS."

   STATEMENTS IN THIS PROXY STATEMENT WHICH ARE NOT HISTORICAL FACTS, SO-CALLED "FORWARD-LOOKING STATEMENTS" ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS
OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SHAREHOLDERS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 FUEL-TECH N.V.

                                PROXY STATEMENT

   The enclosed proxy is solicited by the Board of Managing Directors (the "Board") of Fuel-Tech N.V., a Netherlands Antilles limited liability company ("Fuel Tech"), in connection with the Annual Meeting of Shareholders of Fuel Tech (the "Meeting") to be held at the registered offices of Fuel Tech, Castorweg 22-24, Curacao, Netherlands Antilles, Thursday, June 2, 2005, at 10:00 a.m. local time, and at any adjournments of the Meeting.

   The Record Date with respect to mailing this solicitation is April 4, 2005. Under Netherlands Antilles law, however, all holders of Fuel Tech common stock as of the close of business on June 1, 2005 are entitled to vote at the Meeting. As of the Record Date, Fuel Tech had 19,908,529 shares of common stock outstanding, according to the records of Mellon Investor Services, LLC, Fuel Tech's transfer agent (the "Transfer Agent"). Each share is entitled to one vote. Under the rules of The Nasdaq Stock Market, Inc., a quorum of one third of the votes entitled to be cast is required for action on matters taken up at the Meeting.

   Each shareholder is entitled to appoint a representative at the Meeting other than those named in the form of proxy. A shareholder desiring to appoint some other person who need not be a shareholder may do so by completing another proper form of proxy for use at the Meeting. All completed forms of proxy should be mailed promptly in the enclosed return envelope for delivery on or before 5:00 p.m. (local time at New York, N.Y.) June 1, 2005 to the Transfer Agent.

   A shareholder giving a proxy may revoke such proxy by an instrument in writing signed by the shareholder, by the shareholder's attorney-in-fact authorized in writing, or, if the shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney, and deposited with the Transfer Agent or with the Chairman of the Meeting at the time of the Meeting.

   If a proxy is signed and not revoked by the shareholder, the shares it represents will be voted at the Meeting in accordance with the instructions of the shareholder. Abstentions and broker non-votes are counted as present in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of each item on the agenda in accordance with the recommendations of the Board. Members of the Board and executive officers of Fuel Tech may solicit shareholders' proxies by mail, telephone or facsimile. Fuel Tech will bear the cost of proxy solicitation, if any.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

   Fuel Tech's Annual Report to Shareholders (the "Report"), contains the report of Management on the business and administration of Fuel Tech for the calendar year ended December 31, 2004 and financial statements reflecting the financial position and results of operations of Fuel Tech for 2004 (the "Financial Statements"). The Financial Statements are set forth in the Report in consolidated form and, as required by Netherlands Antilles law, in unconsolidated form. See Note 11 to the Financial Statements for the unconsolidated Financial Statements. The Report and this Proxy Statement were distributed together commencing in the week of April 25, 2005. The Report is available for inspection at the office of Fuel Tech at the address written on the Notice of Meeting and will be available for inspection at the Meeting.

   Resolutions will be presented at the Meeting for the approval of the Annual Report and the Financial Statements. Fuel Tech understands that under Netherlands Antilles law, approval of the Report and the Financial Statements at the Meeting will have the effect of discharging the Managing Directors from legal liability for their activities as directors for the year ended
December 31, 2004.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             ELECTION OF DIRECTORS


   On recommendation of the Compensation and Nominating Committee, the Board proposes the election of eight nominees as Managing Directors of Fuel Tech. The term of office of each Managing Director is until the next Annual Meeting or until a successor shall have been duly elected. The nominees are Douglas G. Bailey, Ralph E. Bailey, Miguel Espinosa, Charles W. Grinnell, Thomas L. Jones, John D. Morrow, Samer S. Khanachet and Thomas S. Shaw. Mr. Jones is nominated for the first time. In the opinion of the Board, Mr. Espinosa, Mr. Khanachet, Mr. Jones, Mr. Morrow and Mr. Shaw satisfy the independence requirements of NASD Rule 4200 (a) (15). Each of the nominees has consented to act, if elected. Should one or more of these nominees become unavailable to accept nomination or election, votes will be cast for a substitute nominee, if any, designated by the Board on recommendation of the Compensation and Nominating Committee. If no substitute nominee is designated prior to the Meeting, the individuals named as proxies on the enclosed proxy card will exercise their discretion in voting the shares that they represent. A motion will be presented at the Meeting for the election as Managing Directors of the foregoing eight nominees.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

   The following table sets forth certain information with respect to each person nominated and recommended to be elected as a Managing Director of Fuel Tech.

NAME                                                        AGE   DIRECTOR SINCE
----                                                        ---   --------------
Douglas G. Bailey ......................................    55         1998
Ralph E. Bailey ........................................    81         1998
Miguel Espinosa ........................................    64         2002
Charles W. Grinnell ....................................    68         1989
Thomas L. Jones ........................................    53           --
Samer S. Khanachet .....................................    54         2002
John D. Morrow .........................................    81         2004
Thomas R. Shaw .........................................    58         2001


SHAREHOLDERS' AGREEMENT

   Fuel Tech is party to a Shareholders' Agreement of April 30, 1998, as amended, (the "Agreement") with certain Investors who in 1998 acquired 4,750,000 shares and warrants to purchase 3,000,000 shares of Company common stock. During the term of the Agreement the Board shall be comprised of not more than eight directors and the Investors have the right to nominate three persons as Managing Directors of Fuel Tech one of whom shall be an independent director. The Investors are Douglas G. Bailey, Ralph E. Bailey, Nolan R. Schwartz and other persons who are or were associated with American Bailey Corporation, a privately owned company of which Mr. Ralph E. Bailey is Chairman and Mr. Douglas G. Bailey, his son, is President and Chief Executive Officer. Notwithstanding the Agreement, each of the persons identified above are the nominees of the Board for election as Managing Directors at the Meeting, having been recommended by the Compensation and Nominating Committee. The term of the Agreement is until April 30, 2008, unless before April 30, 2008 the Investors own less than 475,000 shares of Fuel Tech common stock.

DIRECTORS AND EXECUTIVE OFFICERS OF FUEL TECH AND FUEL TECH, INC.

   VINCENT M. ALBANESE, 56, has been Vice President - Air Pollution Control, Sales and Marketing of Fuel Tech, Inc. since April, 1998 and Senior Vice President since May 1, 2000. He was Vice President Sales and Marketing of Nalco Fuel Tech, a joint venture between Fuel Tech, Inc. and Nalco Chemical Company ("Nalco"), prior to joining Fuel Tech, Inc., and had served Nalco Fuel Tech since 1990. Prior to his service with Nalco Fuel Tech, Mr. Albanese was a market development specialist with Nalco, his employer since 1975.

   STEVEN C. ARGABRIGHT, 62, has been a director and the President and Chief Operating Officer of Fuel Tech, Inc. since April, 1998. He was President and Chief Executive Officer of Nalco Fuel Tech from 1996 to April,

1998 and Vice President of Nalco Fuel Tech from 1990 to 1996. Prior to the formation of Nalco Fuel Tech, Mr. Argabright was a Regional Sales Manager of Nalco, his employer since 1973.

   VINCENT J. ARNONE, 41, was Controller of Fuel Tech and Fuel Tech, Inc. from May 24, 1999 until December 9, 2003 when he was appointed Vice President, Treasurer and Chief Financial Officer of those companies. Previously Mr. Arnone was Assistant Controller and Director of Finance for a division of American National Can Company, now Rexam PLC, a multi-national packing company.

   DOUGLAS G. BAILEY has been a director of Fuel Tech and of Fuel Tech, Inc. since April, 1998 and Deputy Chairman of Fuel Tech and of Fuel Tech, Inc. since 2002. He became an employee of Fuel Tech Inc. effective January 1, 2004. Mr. Bailey, who is the son of Ralph E. Bailey, has been President and Chief Executive Officer of Atlantis, Components, Inc., a medical devices company since September 1, 2004 and has been the President and Chief Executive Officer of American Bailey Corporation ("ABC"), a privately owned business acquisition and development company, since 1984.

   RALPH E. BAILEY has been a director and Chairman of the Board and Chief Executive Officer of Fuel Tech and Chairman and a director of Fuel Tech, Inc. since April, 1998. He has been a director and Chairman of ABC since 1984.
Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco Inc., an energy company, and a former Vice Chairman of E.I. du Pont de Nemours & Co., a chemical company.

   STEPHEN P. BRADY, 48, has been Vice President - Fuel Chem of Fuel Tech, Inc. since February, 1998 and Senior Vice President since January 1, 2002. Prior to joining Fuel Tech, Inc., Mr. Brady was a Regional Sales Manager of Nalco, his employer since 1980.

   MIGUEL ESPINOSA has been President and Chief Executive Officer of The Riverview Group, LLC, a financial consulting company, since 2001. He retired in 2001 as Treasurer of Conoco Inc., his employer since 1965. In addition to corporate finance, Mr. Espinosa's responsibilities at Conoco involved the financing of international operations, mergers and acquisitions and joint ventures. Mr. Espinosa has a Masters in Business Administration degree from the University of Texas.

   CHARLES W. GRINNELL has been Vice President, General Counsel and Corporate Secretary of Fuel Tech since 1988 and a director of Fuel Tech and Fuel Tech, Inc. since September, 1989. Mr. Grinnell is a director of Clean Diesel Technologies, Inc., a specialty chemical and energy technology company, and has also been engaged in the private practice of corporate law in Stamford, Connecticut since 1992.

   THOMAS L. JONES has been a Senior Advisor at Credit Suisse First Boston ("CSFB") since 2003 and previously had been Managing Director in the Telecommunications Group at CSFB since June, 2000. Mr. Jones was a Managing Director in the Telecommunications and Large Cap Groups at Salomon Smith Barney from 1996 to June, 2000. Prior to joining Salomon Brothers, Mr. Jones had been a Managing Director at J. P. Morgan & Co., Inc., which he joined in 1977. Mr. Jones has a Masters of Business Administration degree from the Kenan-Flagler Business School of the University of North Carolina.

   SAMER S. KHANACHET has been President of United Gulf Management, Inc. ("UGM"), an investment management company, since 1991 where his responsibilities include private equity and real estate investments for UGM's parent company, Kuwait Projects Company (Holding) and clients. Mr. Khanachet has a Masters in Business Administration degree from Harvard University.

   JOHN D. MORROW, formerly a director of Fuel Tech, Inc. from 1985 to 1987, is the retired Chief Financial Officer and director of Conoco Inc.

   NOLAN R. SCHWARTZ, 54, was a director of Fuel Tech, Inc. from 1998 until January 1, 2004 when he became Vice President, Corporate Development and an employee of Fuel Tech, Inc. Previously Mr. Schwartz had been a Principal of ABC.

   THOMAS S. SHAW, JR. has been Executive Vice President of Pepco Holdings, Inc. ("PHI") since August 1, 2002 when PHI acquired Conectiv, an electric power generating and distribution company. Mr. Shaw remains as President and Chief Operating Officer of Conectiv and has been since September, 2000 and previously had been employed by its predecessor Delmarva Power and Light Company ("Delmarva") for over 25 years where he had been President of its subsidiary Delmarva Capital Investments, Inc. from 1991 until 1995 and was Executive Vice President of Delmarva and Conectiv from 1997 until September, 2000.

   WILLIAM H. SUN, 48, has been Vice President and Chief Technology Officer of Fuel Tech, Inc. since December 9, 2003. Previously he was Vice President, Engineering and Technology of Fuel Tech, Inc. since April, 1998 and had been Director of Process Engineering of Nalco Fuel Tech since 1990.

   There are no family relationships between any of the directors or executive officers, except as stated above.

COMMITTEES OF THE BOARD

   The Board has an Audit Committee of which the members are Mr. Espinosa (Chairman), Mr. Khanachet, Mr. Morrow and Mr. Shaw. Mr. Espinosa,
Mr. Khanachet, Mr. Morrow and Mr. Shaw meet the criteria for independence set forth in NASD Rule 4200 (a)(15) and also Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Board has also determined that Mr. Espinosa and
Mr. Khanachet are audit committee members who possess "financial sophistication" as described in NASD Rule 4350(d)(2)(A).

   The Board also has a Compensation and Nominating Committee of which the members are Mr. Shaw (Chairman), Mr. Espinosa, Mr. Khanachet and Mr. Morrow. Mr. Shaw, Mr. Espinosa, Mr. Khanachet and Mr. Morrow are independent directors of this committee as defined by NASD Rule 4200(a)(15).

   In the event of Mr. Jones' election to the Board, the Board intends to appoint him to both the Audit and the Compensation and Nominating Committees. In the opinion of the Board, Mr. Jones will be an independent director within the meaning of NASD Rule 4200(a)(15) and SEC Rule 10A-3(b)(1).

Audit Committee

   The Audit Committee is responsible for review of audits, financial reporting and compliance, and accounting and internal controls policy. For audit services, the Audit Committee is responsible for the engagement and compensation of independent auditors, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper recordkeeping, accounting or disclosure. The Board has also constituted the Audit Committee as a Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. A copy of the Audit Committee Charter is available for inspection on the Fuel Tech web site at www.fueltechnv.com and was printed in the Proxy Statement for the 2003 Annual Meeting.

Compensation and Nominating Committee

   The Compensation and Nominating Committee reviews and approves executive compensation, stock options and similar awards, and adoption or revision of benefit, welfare and executive compensation plans and also determines the identity of director nominees for election to fill a vacancy on the Board of Managing Directors of Fuel Tech. Nominees are approved by the Board on recommendation of the Committee.

   In evaluating nominees, the Committee particularly seeks candidates of high ethical character with significant business experience at the senior management or Board level who have the time and energy to attend to Board responsibilities. Candidates should also satisfy such other particular requirements that the Committee may consider important to Fuel Tech's business at the time. When a vacancy occurs on the Board, the Committee, in consultation with the Chairman, will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to the Managing Directors or to Fuel Tech management. The Committee may, if appropriate, make use of a search firm and pay a fee for services in identifying candidates. The best candidate from all evaluated will be recommended to the Board to be considered for nomination.

   Mr. Jones was recommended as a nominee to the Committee by Mr. Espinosa. No fee was involved in connection with the nomination.

   Shareholders who wish to recommend candidates for consideration as nominees should before January 1 in each year furnish in writing detailed biographical information concerning the candidate to the Committee addressed in care of the Corporate Secretary, Fuel Tech, Inc., 695 East Main Street, Stamford, CT 06901.

   The Charter of the Compensation and Nominating Committee is available for viewing on the Fuel Tech web site www.fueltechnnv.com.

CORPORATE GOVERNANCE

Meetings

   During the year ended December 31, 2004, there were four meetings of the Board of Directors of Fuel Tech, four meetings of its Audit Committee and four meetings of the Compensation and Nominating Committee. Each director of Fuel Tech attended at least 75% of Board and committee meetings of which he was a member during the period of his directorship. The Directors did not attend the annual meeting of Shareholders in 2004 because in satisfaction of Netherlands Antilles law, that meeting is held annually in Curacao, Netherlands Antilles, and is conducted by proxy.

Executive Sessions

   In 2004 the Fuel Tech Board and its Compensation and Nominating Committee each held one meeting in executive session and its Audit Committee held four meetings in executive session.

   In 2005 and thereafter the Board will hold not less than two executive sessions of the independent directors annually in connection with regularly scheduled meetings. The committees of the Board will hold executive sessions when appropriate. Members of management and non-independent Managing Directors will not attend executive sessions. The executive sessions of the Board will be chaired by the independent Managing Directors in rotation by alphabetical order.

Code of Business Ethics and Conduct

   On the recommendation of the Audit Committee, the Board has adopted a Code of Business Ethics and Conduct which is available for viewing on the Fuel Tech web site www.fueltechnv.com. Changes to or waivers of the requirements of the Code will be posted to the web site.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

   The Audit Committee has reappointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be Fuel Tech's auditors for the year 2005 and submits that reappointment to the shareholders for ratification.
Ernst & Young has served in this capacity since 1990 and is knowledgeable about Fuel Tech's operations and accounting practices and is well qualified to act in the capacity of independent accountants. In making the appointment, the Audit Committee reviewed Ernst & Young's performance in prior years along with its reputation for integrity and overall competence in accounting and auditing. Representatives of Ernst & Young will not be present in Curacao at the Meeting.

AUDIT FEES

   Fees for professional services provided by Ernst & Young in each of the last two fiscal years by category were:

                                                              2004        2003
                                                            --------    --------
         Audit Fees .....................................   $244,225    $136,616
         Audit-Related Fees .............................         --          --
         Tax Fees .......................................         --          --
         All Other Fees .................................      1,500       1,500
                                                            --------    --------
                                                            $245,725    $138,116

   "Audit Fees" include fees associated with both the audit of the consolidated financial statements and the audit of internal controls. Fees attributable to the audit of internal controls were $55,600 in 2004 and $24,000 in 2003. "All Other Fees," approved in advance by the Audit Committee, were for an on-line accounting newsletter.

PRE-APPROVAL POLICIES AND PROCEDURES

   Fuel Tech's policy and procedure is that each engagement for an audit or non-audit service is approved in advance by Audit Committee.

   THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

   Management is primarily responsible for Fuel Tech's internal controls and financial reporting. Ernst & Young, the independent auditors, are responsible for performing independent audits of Fuel Tech's consolidated financial statements and its internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board. These audits serve as the basis for Ernst & Young's opinions included in annual reports to stockholders as to whether the financial statements fairly present Fuel Tech's financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles, whether management's assessment of the effectiveness of Fuel Tech's internal control over financial reporting is fairly stated, and whether Fuel Tech's internal control over financial reporting was effective. The Committee is responsible for the review and oversight of these processes.

   Management has represented that Fuel Tech's 2004 financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Committee has reviewed and discussed with both management and Ernst & Young the 2004 financial statements, managements report on internal control over financial reporting and the independent auditors' report thereon. The Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

   The Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has represented that Ernst & Young is independent from Fuel Tech. The Committee has discussed with Ernst
& Young their independence and concluded that the provision of the services described above under the caption "Audit Fees" is compatible with maintaining their independence.

   In the audit of Fuel Tech's internal controls for the year ended December 31, 2004, one instance of a material weakness in lease accounting was identified. This weakness is more particularly described under the caption "Managements Report on Internal Control Over Financial Reporting" in the accompanying 2004 Annual Report. Management has represented that, in order to remediate this material weakness, it has implemented additional review procedures over the factors affecting infrequent or unusual business transactions, including leases.

   The Committee also reviewed its Charter and determined that no changes are required to the Charter.

   Based on the representations, reviews and discussions referred to above, the Committee recommended to the Board of Managing Directors that the Fuel-Tech N.V. 2004 audited consolidated financial statements be included in Fuel Tech's Annual Report on Form 10-K for the year ended December 31, 2004 and filed with the Securities and Exchange Commission.

   By the Audit Committee:

      M. Espinosa, Chairman
      S. S. Khanachet, J. D. Morrow and T. S. Shaw

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of Common Stock as of April 4, 2005 by (i) each person known to own beneficially more than five percent of the outstanding Common Stock; (ii) each director or nominee of Fuel Tech; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.

NAME AND ADDRESS(1)                             NO. OF SHARES(2)   PERCENTAGE(3)
-------------------                             ----------------   -------------
Beneficial Owners

Adams Harkness Asset Management/Winslow
  Management Company........................       1,995,900            10.0%
Heartland Advisors, Inc. ...................       1,000,000             5.0%
J. Rothschild Capital Management Limited ...       1,028,882             5.2%
Morgens, Waterfall, Vintiadis & Co., Inc. ..       1,000,000             5.0%

Directors and Named
Executive Officers

Vincent M. Albanese (4) ....................         178,750               *
Steven C. Argabright (4) ...................         345,250             1.7%
Douglas G. Bailey (4) ......................       1,665,792             7.9%
Ralph E. Bailey (4) ........................       4,720,000            23.7%
Stephen P. Brady (4) .......................         148,750               *
Miguel Espinosa (4) ........................          31,500               *
Charles W. Grinnell (4) ....................          95,364               *
Thomas L. Jones ............................              --              --
Samer S. Khanachet (4) .....................          30,000               *
John D. Morrow (4) .........................          13,000               *
Nolan R. Schwartz (4) ......................         385,000             1.9%
Thomas S. Shaw (4) .........................          40,000               *
All Directors and Officers as a Group (14
  persons)(4)...............................       7,815,406            39.3%

---------------
*   Less than one percent (1.0%)
(1) The address of Adams Harkness Asset Management/Winslow Management Company is 99 High Street, Boston, MA 02110; of Heartland Advisors, Inc. is 789 North Water Street, Suite 500, Milwaukee, WI 53202; of Morgens, Waterfall, Vintiadis & Co., Inc. is 10 East 50th Street, New York, NY 10022; of J. Rothschild Capital Management Limited is 27 St. James's Place, London, England SW1A 1NR and of each of the above management beneficial owners is c/o Fuel Tech, Inc., 695 East Main Street, Stamford, Connecticut 06901.
(2) In addition to the shares indicated above for Morgens, Waterfall, Vintiadis & Co., Inc., 25,000 shares are held by a partner of that firm. Mr. Bailey holds 100% of the investment control of the shares indicated for him and 4,650,000 of those shares are owned by a family limited liability company of which Mr. Bailey and his spouse are each Managers and own 50% of the interests. Except for 4,000 of the shares indicated for Mr. Argabright, which are owned by his spouse, the owners of all of the other shares indicated are believed by Fuel Tech to have sole ownership and investment control of such shares.
(3) The percentages in each case are of the outstanding common at April 4, 2005 and all warrants or options exercisable within 60 days thereafter.
(4) Includes shares subject to options and warrants exercisable presently and within 60 days for Mr. Albanese, 175,000 shares; Mr. Argabright, 326,250 shares; Mr. D. G. Bailey, 1,310,000 shares; Mr. R. E. Bailey, 70,000 shares; Mr. Brady, 138,750 shares;Mr. Espinosa 30,000 shares, Mr. Grinnell, 69,275 shares; Mr. Khanachet, 30,000 shares; Mr. Morrow, 10,000 shares;
    Mr. Schwartz, 360,000 shares; Mr. Shaw, 40,000 shares; and, for all Directors and Officers as a group, 2,680,525 shares. These amounts do not include 147,000 shares owned by Morrow family trusts, as to which Mr. Morrow disclaims beneficial ownership. Also, the amounts do not include for Mr. R.
    E. Bailey 30,319 Units accrued at December 31, 2004 under the Directors Deferred Compensation Plan.

                             EXECUTIVE COMPENSATION


   The table below sets forth for the calendar years ending December 31, 2004, 2003 and 2002, the compensation of Fuel Tech's Chief Executive Officer and the five most highly compensated executive officers of Fuel Tech during the calendar year 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                                                                     COMPENSATION
                                                                                                     ------------
                                                                                                        SHARES
                                                                     ANNUAL COMPENSATION              UNDERLYING
                                                             ------------------------------------      OPTIONS
                                                                                         OTHER         GRANTED         ALL OTHER
NAME AND PRINCIPAL POSITION                          YEAR    SALARY(1)   BONUS(2)    COMPENSATION       (#)(3)      COMPENSATION(4)
---------------------------                          ----    ---------   --------    ------------    ------------   ---------------
Vincent M. Albanese ..............................   2004    $180,732          --         --            30,000          $  7,377
Senior Vice President                                2003     169,432          --         --            25,000             7,901
                                                     2002     166,000     $19,260         --            20,000             9,331

Steven C. Argabright .............................   2004    $250,000          --         --            50,000          $  8,222
President and Chief                                  2003     225,000          --         --            40,000             8,072
Operating Officer                                    2002     220,000      40,922         --            35,000            10,544

Douglas G. Bailey ................................   2004    $208,333          --         --            15,000           $ 5,563
Deputy Chairman                                      2003          --          --         --            40,000                --
                                                     2002          --          --         --            10,000                --

Ralph E. Bailey ..................................   2004          --          --         --            10,000          $ 29,600
Chairman and Chief                                   2003          --          --         --            10,000            24,000
Executive Officer                                    2002          --          --         --            10,000            19,933

Stephen P. Brady .................................   2004    $182,300          --         --            40,000          $  7,608
Senior Vice President                                2003     180,049          --         --            25,000             8,041
                                                     2002     168,800      19,188         --            25,000             9,779

Nolan R. Schwartz ................................   2004    $200,000          --         --            20,000          $  5,500
Vice President                                       2003          --          --         --            30,000                --
                                                     2002          --          --         --            10,000                --

---------------
(1) Mr. R. E. Bailey is not an employee of Fuel Tech or of Fuel Tech, Inc.
    Mr. D. G. Bailey and Mr. Schwartz became employees of Fuel Tech, Inc. on January 1, 2004. Effective September 1, 2004, Mr. D. G. Bailey became President and CEO of Atlantis Components, Inc. and reduced thereafter his services to Fuel Tech to two days per week at which time his $275,000 annual salary was reduced to $75,000.
(2) Bonus payments were pursuant to Fuel Tech's Management Incentive Program ("MIP").
(3) With the exception of Non-Qualified Stock Options granted to Mr. R. E. Bailey in 2004, 2003 and 2002 and to Mr. D. G. Bailey in 2003 and 2002, the options granted were Incentive Stock Options.
(4) The amounts designated as "All Other Compensation" were, for Mr. R. E. Bailey, directors' fees which for 2004, 2003 and 2002, respectively, were deferred under the Directors' Deferred Compensation Plan as 5,126, 5,839 and 4,225 Units; the amounts for Messrs. Albanese, Argabright, D. G. Bailey, Brady and Schwartz were company profit sharing and matching contributions to the Fuel Tech, Inc. 401(k) Plan.

DIRECTORS' COMPENSATION

   Directors employed by Fuel Tech or its subsidiaries receive no compensation for their service as directors.

   Non-executive directors of Fuel Tech or of Fuel Tech, Inc. receive annual cash retainers and meeting fees. The annual retainers, payable in arrears, are $15,000 for board service and $2,000 for service as a committee chairman. Meeting fees are $1,200 for a board meeting or otherwise for a day of service as a director and requested by the Chairman and $600 for a committee meeting. Under the Directors' Deferred Compensation Plan, non-executive directors are entitled to defer fees in either cash with interest or share equivalent "Units" until fixed dates, including the date of retirement from the Board, when the deferred amounts will be distributed in cash.

   Under Fuel Tech's 1993 Incentive Plan, each non-executive director of Fuel Tech or of Fuel Tech, Inc. is awarded as of the first business day following the annual meeting, a non-qualified stock option for 10,000 shares of Fuel Tech common for a term of 10 years vesting immediately. Such 10,000 share options were awarded to Messrs. R. E. Bailey, Espinosa, Khanachet, Morrow and Shaw effective June 3, 2004 at the exercise price of $4.565 per share.

INDEMNIFICATION AND INSURANCE

   Under the Fuel Tech Articles of Association, indemnification is afforded Fuel Tech's directors and executive officers to the fullest extent permitted by the laws of the Netherlands Antilles. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. Fuel Tech is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of Fuel Tech, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of Fuel Tech.

   Fuel Tech carries insurance providing indemnification, under certain circumstances, to all of its subsidiaries' directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is $230,000.

   No payments have been made for such indemnification to any past or present director or officer by Fuel Tech or under any insurance policy.


                   OPTION GRANTS IN THE LAST FISCAL YEAR (1)
                          TO NAMED EXECUTIVE OFFICERS

                                                                                                                      POTENTIAL
                                                                                                                     REALIZABLE
                                                                                                                  VALUE OF ASSUMED
                                                   NUMBER OF      % OF TOTAL                                       ANNUAL RATES OF
                                                     SHARES        OPTIONS                                              STOCK
                                                   UNDERLYING     GRANTED TO    EXERCISE OR                             PRICE
NAME                                                OPTIONS      EMPLOYEES IN    BASE PRICE                       APPRECIATION FOR
  ----                                            GRANTED (#)        2004          ($/SH)      EXPIRATION DATE       OPTION TERM
                                                  -----------    ------------   -----------    ---------------    -----------------
                                                                                                                    5%        10%
                                                                                                                  -------   -------
Vincent M. Albanese ...........................      30,000          8.37%         $ 4.68          12/7/14         88,297   223,761
Steven C. Argabright ..........................      50,000         13.96%         $ 4.68          12/7/14        147,161   372,936
Douglas G. Bailey .............................      15,000          4.18%         $ 4.68          12/7/14         44,148   111,881
Ralph E. Bailey ...............................      10,000          2.79%         $4.565           6/4/14         28,709    72,750
Stephen P. Brady ..............................      40,000         11.17%         $ 4.68          12/7/14        117,729   298,349
Nolan R. Schwartz .............................      20,000          5.58%         $ 4.68          12/7/14         58,865   149,174

---------------
(1) Except the options granted to Mr. R. E. Bailey which are immediately exercisable, 50% of the above stock option awards are first exercisable on the second anniversary of grant and 25% of the awards on each of the third and fourth anniversaries of grant. Fuel Tech has not historically and did not in 2004 grant stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES
                          OF NAMED EXECUTIVE OFFICERS


                                                  SHARES                    NUMBER OF SECURITIES
                                                 ACQUIRED                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                    ON        VALUE           OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS
NAME                                             EXERCISE    REALIZED             YEAR-END                  AT FISCAL YEAR-END
----                                             --------    --------    ---------------------------    ---------------------------
                                                                        EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
                                                                        -----------    -------------    -----------   -------------
Vincent M. Albanese ..........................      --          --        163,750          71,250         423,933         41,563
Steven C. Argabright .........................      --          --        305,000         120,000         797,275         74,425
Douglas G. Bailey ............................      --          --         60,000          55,000          95,600         34,800
Ralph E. Bailey ..............................      --          --         70,000              --          96,650             --
Stephen P. Brady .............................      --          --        142,500          87,500         368,350         53,450
Nolan R. Schwartz ............................      --          --         60,000          50,000          95,600         26,100

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

   Fuel Tech's executive compensation policies are to pay competitive salaries and annual incentive compensation, if earned, and to grant stock option awards in appropriate amounts. Competitive salaries are based on Management's knowledge of market conditions supplemented by salary surveys as well as the position of each employee within the business, and historical practice. Incentive compensation, intended to encourage performance, may be in the form of discretionary bonuses or participation by managers in the Fuel Tech, Inc. Management Incentive Program ("MIP"). Company stock option awards are made to provide a long-term incentive to employees and to create a common interest between the employees and its shareholders generally.

COMPENSATION OF EXECUTIVE OFFICERS -- 2004

   The key components of Fuel Tech's executive compensation program during the last fiscal year were base salary and stock option awards under the 1993 Plan in the amounts shown above under the caption "Executive Compensation." Base salaries are fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies, and Fuel Tech's financial position. Incentive compensation awards, when earned, are based upon Fuel Tech's achievement of a minimum level of performance under an annual profit plan and the individual officer's allocated percentage of an amount determined by the Board to be the MIP "pool," if minimum financial performance target is achieved. Such performance was not achieved in 2004 and, accordingly, no 2004 awards were made. The stock options are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods, the option program encourages executives to remain in the employ of Fuel Tech. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options if the trading price of Fuel Tech's shares increases, thus aligning their financial interests with those of the shareholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER - 2004

   The Chairman and Chief Executive Officer, Ralph E. Bailey, is not an employee of Fuel Tech or of Fuel Tech, Inc. and received directors' fees and stock option awards for service in his capacity as a director only.

   In 2004, Mr. Argabright, President and Chief Operating Officer of Fuel Tech, Inc., was paid a competitive base salary. A significant portion of Mr. Argabright's annual compensation in 2004 was to be based on incentive compensation with a maximum target percentage of 40% of base salary, under the 2004 MIP formula. Because Fuel Tech did not achieve its minimum financial performance target in 2004, Mr. Argabright did not receive an incentive compensation award for that year. Mr. Argabright was awarded a stock option effective December 7, 2004 for 50,000 shares at the exercise price of $4.68 per share.

   By the Compensation and Nominating Committee

      T. S. Shaw, Chairman
      M. Espinosa
      S. S. Khanachet
      J. D. Morrow

   This compensation report and the following performance graph shall not be deemed incorporated by reference into any filing by Fuel Tech under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Fuel Tech specifically incorporates such report.

                               PERFORMANCE GRAPH

   The following line graph compares (i) Fuel Tech's total return to shareholders per share of Common Stock for the five years ended December 31, 2004 to that of (ii) the Russell 2000 index, and (iii) the Dow Jones Pollution Control Index for the period December 31, 1999 through December 31, 2004.

                              [LINE CHART OMITTED]

              ------------------------------------------------------------------
                              Performance Graph - Actual Values
              ------------------------------------------------------------------
                 FTEK               Russell 2000            Dow Jones Pol. Cont.
              ------------------------------------------------------------------
12/31/99         2.19                  504.75                       50.34
12/29/00         1.69                  483.53                       70.66
12/31/01         6.05                  488.50                       79.23
12/31/02         4.19                  383.09                       62.19
12/31/03         3.55                  556.91                       82.56
12/31/04         4.67                  651.57                       84.03
              ------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIPS WITH AMERICAN BAILEY CORPORATION

   Ralph E. Bailey is Chairman and Douglas G. Bailey is President and CEO of ABC; both are directors and shareholders of ABC. ABC is a sub-lessee under Fuel Tech's January 29, 2004 lease of its executive offices. The lease expires in 2010. In 2004, ABC paid or reimbursed Fuel Tech $14,000 for rent and certain lease related and administrative expenses.

CLEAN DIESEL TECHNOLOGIES, INC. MANAGEMENT SERVICES AGREEMENT

   Under an August 3, 1995 Management and Services Agreement with Clean Diesel Technologies, Inc. ("CDT"), $70,000, $69,000 and $69,000 was paid to Fuel Tech, Inc. in 2004, 2003 and 2002 by CDT as reimbursement principally for legal services provided to CDT by Mr. Grinnell, an employee of Fuel Tech, Inc. and Managing Director of Fuel Tech and a Director and Officer of CDT. Fuel Tech has a 10.6% equity ownership interest in CDT's issued and outstanding shares. Mr. Grinnell will recuse himself from consideration of any transactions between Fuel Tech and Clean Diesel that may be, or may appear to be, material to either Company.

EMPLOYMENT AGREEMENTS

   Messrs. Albanese, Argabright, D.G. Bailey, Brady and Schwartz have employment agreements with Fuel Tech, Inc. effective March 30, 1998 for
Mr. Albanese, February 6, 1998 for Mr. Argabright, February 1, 1998 for
Mr. Brady and January 1, 2004 for Mr. D. G. Bailey and Mr. Schwartz. These agreements are for indefinite terms, provide for disclosure and assignment of inventions to Fuel Tech, Inc., protection of Fuel Tech proprietary data, covenants against certain competition and arbitration of disputes. These employment agreements are for terms of employment "at will" and do not provide for severance payments.

                                    GENERAL

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Fuel Tech believes that all reports required to be filed under Section 16(a) of the Securities and Exchange Act of 1934 for the year 2004 were timely filed except that a Form 4 due December 31, 2004 for Mr. R. E. Bailey was filed January 3, 2005; Form 4's due December 9, 2004 for Messrs. Albanese, Argabright, Arnone, D. G. Bailey, Brady, Schwartz and Sun were filed
December 16, 2004 and, for Mr. Grinnell, December 11, 2004; and Form 4's due June 7, 2004 for Messrs. R. E. Bailey, Espinosa, Morrow and Shaw were filed on December 16, 2004 and, for Mr. Khanachet, December 17, 2004.

OTHER BUSINESS

   Management knows of no other matters that may properly be, or are likely to be, brought before the meeting other than those described in this proxy statement.

SHAREHOLDER PROPOSALS

   If other proper matters are introduced at the Meeting, the individuals named as Proxies on the enclosed Proxy Card will vote in their discretion the shares represented by the Proxy Card. In order to be presented for action at the Meeting, such matters must, under the Articles of Fuel Tech, be in writing and received by the Board of Managing Directors at the above address of Fuel Tech or to the Secretary at Fuel Tech, Inc., 695 East Main Street, Stamford, CT, 06901 USA not later than the close of business on Friday, May 20, 2005 in order to be presented for consideration at the Meeting.

   Proposals of shareholders intended for inclusion in the proxy statement and proxy to be mailed to all shareholders entitled to vote at the Annual General Meeting of Shareholders to be held in the year 2006 must be received in writing addressed to the Board of Directors at the above address of Fuel Tech or to the Secretary at Fuel Tech, Inc., 695 East Main Street, Stamford CT 06901 USA on or before January 4, 2006 and, if not received by such date, may be excluded from the proxy materials.

COMMUNICATIONS WITH THE BOARD OF MANAGING DIRECTORS

   Any shareholder desiring to send a communication to the Board of Managing Directors, or any individual Managing Director, may forward such communication to the Corporate Secretary to the address provided above for shareholder proposals. Under procedures fixed from time to time by the independent directors, the Corporate Secretary will collect and organize all such communications and forward them to the Board or individual Managing Director.


FUEL-TECH N.V.

Charles W. Grinnell
Secretary

April 21, 2005

PROXY                                                                     PROXY

                  SOLICITED BY THE BOARD OF MANAGING DIRECTORS

                                 FUEL-TECH N.V.

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 2, 2005

         The undersigned hereby appoints Ralph E. Bailey, Charles W. Grinnell or Tarma Trust Management N.V., acting singly, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Fuel-Tech N.V. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the office of the Company, Castorweg 22-24, Curacao, Netherlands Antilles, at 10:00 a.m. on Thursday, June 2, 2005, and at any adjournments or postponements of the meeting, for the approval of the agenda items set forth below and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with and as described in the Notice of Meeting and accompanying Proxy Statement. The Board of Directors recommends a vote for election as Managing Director of each of the nominees and of each other agenda item, and, if no direction is given, this proxy will be voted for all nominees and for such other items.

             IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE

                              Fold and Detach Here.

1.
                  To approve the Annual Report of Management and Financial Statements of the Company for the year ended December 31, 2004.

         FOR               AGAINST          ABSTAIN




2.
                  To approve the election as Managing Directors of Douglas G. Bailey, Ralph E. Bailey, Miguel Espinosa, Charles W. Grinnell, Thomas
         L. Jones, Samer S. Khanachet, John D. Morrow, and Thomas S. Shaw.

         FOR all nominees                   WITHHOLD
         listed above (except               AUTHORITY
         as marked to the                   to vote for all
         contrary)                          nominees listed above

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


--------------------------------------------------------------------------------

3.
                  To ratify the appointment of Ernst & Young LLP as the independent auditors for the year 2005.

         FOR               AGAINST          ABSTAIN



                                                Dated ____________________, 2005




                                                --------------------------------
                                                   (Signature of Shareholder)

                                                Please sign exactly as name
                                                appears. If acting as
                                                attorney, executor, trustee
                                                or in other representative
                                                capacity, insert name and
                                                title.